UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2010
Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (585) 343-2216
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     At the Annual Meeting of Stockholders held on July 29, 2010, the stockholders of Graham Corporation, Inc. (the “Company”) voted on the matters described below.
1.	The Company’s stockholders elected two directors for a three year term expiring in 2013. The number of shares that: (a) voted for the election of each such director; (b) withheld authority to vote for each such director; and (c) represent broker non-votes with respect to each such director is summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes*
Jerald D. Bidlack	6,387,719	161,792	2,561,998
James J. Malvaso	6,409,520	139,991	2,561,998
2.	The Company’s stockholders approved the Graham Corporation Employee Stock Purchase Plan (the “ESPP”). The ESPP is intended to: (a) provide present and future employees of the Company and any future U.S. subsidiaries with an opportunity to purchase shares of Common Stock at a discount through payroll deductions; (b) provide to such employees the benefit of the incentive created by stock ownership; (c) better align the interests of such employees with those of the Company’s stockholders; and (d) enhance the Company’s ability to attract, retain and motivate its employees. All of the Company’s U.S.-based employees are eligible to participate in the ESPP.

Votes For	Votes Against	Abstentions	Broker Non- Votes*
6,391,530	113,002	44,979	2,561,998

3.	The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011. The number of shares that voted for, against and abstained from voting for the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011 is summarized in the table below.

Votes For	Votes Against	Abstentions
9,050,573	48,212	12,724

*	Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for the purpose of determining the number of shares entitled to vote on a non-routine matters such as an election of directors and the Company’s proposal to approve the ESPP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation
Date: July 30, 2010	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President — Finance & Administration and Chief Financial Officer